Exhibit 21.1
KITE REALTY GROUP TRUST
Subsidiary List
As of December 31, 2025

Name of Subsidiary	Jurisdiction of Incorporation or Formation
116 & Olio, LLC	Indiana
3503 RP Carillon 1A Apartment, L.L.C.	Delaware
3503 RP Regal Cinemas SPE, L.L.C.	Delaware
3503 RPK Ashburn Loudoun JV, L.L.C.	Delaware
3503 RPK Ashburn Loudoun Property, L.L.C.	Delaware
6179 N Rural, LLC	Indiana
Birch Property & Casualty, LLC	Vermont
Brentwood Land Partners, LLC	Delaware
Carmel Corner Holdings, LLC	Indiana
Carmel Corner Project Company, LLC	Indiana
Carmel Corner Project Partners, LLC	Indiana
CC Lending Company, LLC	Indiana
Corner Associates, LP	Indiana
Dallas Metro Maintenance, L.L.C.	Delaware
Dayville Property Development, LLC	Connecticut
Denville Union Hill, L.L.C.	Delaware
Detention Portofino, Inc.	Texas
Glendale Centre Apartments, LLC	Indiana
Glendale Centre, L.L.C.	Indiana
Inland Western Seattle Northgate North, L.L.C.	Delaware
International Speedway Square, LLC	Florida
IWR Protective Corporation	Delaware
K Portfolio I Promote, LLC	Delaware
Kite Eagle Creek, LLC	Indiana
Kite Greyhound, LLC	Indiana
Kite Greyhound III, LLC	Indiana
Kite King’s Lake, LLC	Indiana
Kite Realty Advisors, LLC	Indiana
Kite Realty Construction, LLC	Indiana
Kite Realty Development, LLC	Indiana
Kite Realty Eddy Street Garage, LLC	Indiana
Kite Realty Eddy Street Land, LLC	Indiana
Kite Realty FS Hotel Operators, LLC	Indiana
Kite Realty Group Trust	Maryland
Kite Realty Group, L.P.	Delaware
Kite Realty Holding, LLC	Indiana
Kite Realty Pan Am Garage, LLC	Indiana
Kite Realty Peakway at 55, LLC	Indiana
Kite Realty Washington Parking, LLC	Indiana
Kite San Antonio, LLC	Indiana
Kite Washington, LLC	Indiana
Kite Washington Parking, LLC	Indiana
Kite West 86th Street, LLC	Indiana
Kite West 86th Street II, LLC	Indiana
K Promote LLC	Delaware
KRG 116 Legacy, LLC	Indiana
KRG 951 & 41, LLC	Indiana
KRG Acworth Stilesboro, LLC	Delaware
KRG Ashburn Loudoun, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Formation
KRG Ashburn Loudoun Apartments, LLC	Delaware
KRG Ashburn Loudoun Apartments II, LLC	Indiana
KRG Ashburn Loudoun Uptown, LLC	Delaware
KRG Austin Mopac, LLC	Delaware
KRG Avondale McDowell, LLC	Delaware
KRG Bay Shore Gardiner, LLC	Delaware
KRG Bayonne Urban Renewal, LLC	Delaware
KRG Bel Air Square, LLC	Maryland
KRG Belle Isle, LLC	Indiana
KRG Bennet Knoll, LLC	Indiana
KRG Boca Raton Palms Plaza, LLC	Delaware
KRG Bradenton Centre Point, LLC	Delaware
KRG Bridgewater, LLC	Indiana
KRG Butler Kinnelon, LLC	Delaware
KRG Canton Paradise, LLC	Delaware
KRG Canton Paradise Outlot, LLC	Delaware
KRG Capital, LLC	Indiana
KRG Capital Centre, LLC	Maryland
KRG Capital Centre II, LLC	Delaware
KRG Castleton Crossing, LLC	Indiana
KRG Cedar Hill Plaza, LLC	Delaware
KRG Cedar Hill Pleasant Run, LLC	Delaware
KRG Cedar Park Town Center, LLC	Delaware
KRG Centre, LLC	Indiana
KRG Centre at Laurel, LLC	Maryland
KRG Chantilly Crossing, LLC	Delaware
KRG Chapel Hill Shopping Center, LLC	Delaware
KRG Charlotte Northcrest, LLC	Delaware
KRG Charlotte Perimeter Woods, LLC	Delaware
KRG Chicago Ashland, LLC	Delaware
KRG Chicago Ashland I, LLC	Delaware
KRG Chicago Ashland Land, LLC	Delaware
KRG Chicago Brickyard, LLC	Delaware
KRG CHP Management, LLC	Delaware
KRG Clear Lake Clear Shores, LLC	Delaware
KRG College, LLC	Indiana
KRG College I, LLC	Indiana
KRG College Station Gateway, LLC	Delaware
KRG College Station Gateway II, LLC	Delaware
KRG College Station Gateway III, LLC	Delaware
KRG Colleyville Downs, LLC	Indiana
KRG Construction, LLC	Indiana
KRG Cool Creek Management, LLC	Indiana
KRG Cool Creek Outlots, LLC	Indiana
KRG Cool Springs, LLC	Indiana
KRG Coppell Town, LLC	Delaware
KRG Coram Plaza, LLC	Delaware
KRG Corner Associates, LLC	Indiana
KRG Courthouse Shadows, LLC	Delaware
KRG Courthouse Shadows I, LLC	Delaware
KRG Courthouse Shadows II, LLC	Delaware
KRG Covington Newton Crossroads, LLC	Delaware
KRG Cumming Green’s Corner, LLC	Delaware
KRG Cypress Mill, LLC	Delaware
KRG Dallas Lincoln Park, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Formation
KRG Dallas Paradise, LLC	Delaware
KRG Darien SPE, LLC	Delaware
KRG Daytona Management II, LLC	Delaware
KRG Daytona Outlot Management, LLC	Delaware
KRG Dayville Killingly Member, LLC	Delaware
KRG Dayville Killingly Member II, LLC	Delaware
KRG Delray Beach, LLC	Indiana
K Denton Crossing, LLC	Delaware
KRG Development, LLC	Indiana
KRG Draper Crossing, LLC	Delaware
KRG Draper Peaks, LLC	Delaware
KRG Draper Peaks Outlot, LLC	Indiana
KRG Duluth John’s Creek, LLC	Delaware
KRG Duluth John’s Creek SPE, LLC	Delaware
KRG- E Investor LLC	Delaware
KRG Eagle Creek III, LLC	Indiana
KRG Eagle Creek IV, LLC	Indiana
KRG Eastgate Chapel Hill, LLC	Indiana
KRG Eastgate Pavilion, LLC	Indiana
KRG Eastwood, LLC	Indiana
KRG Eddy Street Apartments, LLC	Indiana
KRG Eddy Street Commons, LLC	Indiana
KRG Eddy Street Commons at Notre Dame Declarant, LLC	Indiana
KRG Eddy Street FS Hotel, LLC	Indiana
KRG Eddy Street Land, LLC	Indiana
KRG Eddy Street Land II, LLC	Indiana
KRG Eddy Street Land III, LLC	Indiana
KRG Eddy Street Land Management, LLC	Delaware
KRG Eddy Street Office, LLC	Indiana
KRG Estero, LLC	Indiana
KRG Euless, LLC	Delaware
KRG Evans Mullins, LLC	Delaware
KRG Evans Mullins Outlots, LLC	Delaware
KRG Falls Church Merrifield, LLC	Delaware
KRG Falls Church Merrifield II, LLC	Delaware
KRG Fifth Wall Investment, LLC	Indiana
KRG Fishers Station, LLC	Indiana
KRG Fordham Place Office, LLC	Delaware
KRG Fordham Place Retail, LLC	Delaware
KRG Fort Myers Colonial Square, LLC	Delaware
K Frisco Parkway, LLC	Texas
KRG Frisco Westside, LLC	Delaware
KRG Fullerton Metrocenter, LLC	Delaware
KRG Fullerton Metrocenter Land, LLC	Delaware
KRG Gaithersburg Downtown Crown, LLC	Delaware
KRG Galveston Galvez, LLC	Delaware
KRG Gateway Village, LLC	Maryland
KRG Georgetown Rivery, LLC	Delaware
KRG Glendale Centre Apartments Member, LLC	Indiana
KRG Glendale Outlot D, L.L.C.	Delaware
KRG Glendale Peoria I, LLC	Delaware
KRG Glendale Peoria II, LLC	Delaware
KRG Grand Avenue II, LLC	Texas
KRG Grapevine, LLC	Delaware
KRG Greencastle, LLC	Indiana

Name of Subsidiary	Jurisdiction of Incorporation or Formation
KRG Gurnee, LLC	Delaware
KRG Hagerstown, LLC	Delaware
KRG Hamilton Crossing, LLC	Indiana
KRG Hamilton Crossing Management, LLC	Delaware
KRG Houston New Forest, LLC	Delaware
KRG Houston Royal Oaks Village II, LLC	Delaware
KRG Houston Royal Oaks Village III, LLC	Delaware
KRG Houston Sawyer Heights, LLC	Delaware
KRG Humble Humblewood, LLC	Delaware
KRG Hunter’s Creek, LLC	Indiana
KRG Indian River, LLC	Delaware
KRG Indian River Outlot, LLC	Delaware
KRG Irving, LLC	Delaware
KRG Irving MacArthur II, LLC	Indiana
KRG Issaquah Heritage, LLC	Delaware
KRG ISS, LLC	Indiana
KRG ISS LH OUTLOT, LLC	Indiana
KRG Jacksonville Julington Creek, LLC	Delaware
KRG Jacksonville Julington Creek II, LLC	Delaware
KRG King’s Grant, LLC	Delaware
KRG King’s Grant II, LLC	Delaware
KRG Kingsport East Stone, LLC	Delaware
KRG Kingwood Commons, LLC	Indiana
KRG Kissimmee Pleasant Hill, LLC	Delaware
KRG Lake City Commons, LLC	Delaware
KRG Lake City Commons II, LLC	Delaware
KRG Lake Mary, LLC	Delaware
KRG Lake Worth Towne Crossing, LLC	Delaware
KRG Lakewood, LLC	Delaware
KRG Lakewood II, LLC	Delaware
KRG Lansing Eastwood, LLC	Delaware
KRG Las Vegas Centennial Center, LLC	Delaware
KRG Las Vegas Centennial Gateway, LLC	Delaware
KRG Las Vegas Eastern Beltway, LLC	Delaware
KRG Lawrenceville Simonton, LLC	Delaware
KRG Leesburg Fort Evans, LLC	Delaware
KRG Lithia, LLC	Indiana
KRG Livingston Center, LLC	Indiana
KRG LMS, LLC	Indiana
KRG Loudoun Uptown Hotel, LLC	Indiana
KRG- M Investor LLC	Delaware
KRG Management, LLC	Indiana
KRG Mansfield, LLC	Delaware
KRG Market Street Village, LLC	Indiana
KRG Market Street Village I, LLC	Indiana
KRG Market Street Village II, LLC	Indiana
KRG Marysville, LLC	Delaware
KRG McDonough Henry Town, LLC	Delaware
KRG McKinney Stonebridge, LLC	Delaware
KRG Memphis Winchester, LLC	Delaware
KRG Miami 19th Street II, LLC	Delaware
KRG Middletown Fairgrounds Plaza, LLC	Delaware
KRG Miramar Square, LLC	Delaware
KRG Naperville, LLC	Indiana
KRG Naperville Main, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Formation
KRG Naperville Main North, LLC	Delaware
KRG Naperville Management, LLC	Delaware
KRG New Hill Place, LLC	Indiana
KRG New Hyde Park Marcus, LLC	Delaware
KRG Newcastle Coal Creek, LLC	Delaware
KRG Newman Crossing, LLC	Delaware
KRG Newman Crossing II, LLC	Delaware
KRG Newport News Jefferson, LLC	Delaware
KRG Nora Plaza, LLC	Indiana
KRG Nora Plaza II, LLC	Indiana
KRG North Carolina Sales, LLC	Illinois
KRG North Richland Hills Davis, LLC	Delaware
KRG Northdale, LLC	Indiana
KRG Oak Brook Promenade I, LLC	Delaware
KRG Oklahoma City Silver Springs, LLC	Delaware
KRG Oldsmar, LLC	Indiana
KRG Oldsmar Management, LLC	Delaware
KRG Oldsmar Project Company, LLC	Delaware
KRG Oleander, LLC	Indiana
KRG Ontario 4th Street, LLC	Delaware
KRG Orange City Saxon, LLC	Delaware
KRG Oswego Douglass, LLC	Delaware
KRG Oswego Gerry Centennial, LLC	Delaware
KRG Pan Am Plaza, LLC	Indiana
KRG Pan Am Plaza Garage, LLC	Indiana
KRG Park Place, LLC	Delaware
KRG Parkside I, LLC	Indiana
KRG Parkside II, LLC	Indiana
KRG Parkside West Cobb, LLC	Indiana
KRG Peakway at 55, LLC	Indiana
KRG Pebble Marketplace, LLC	Delaware
KRG Pelham Manor, LLC	Delaware
KRG Pembroke Pines, LLC	Indiana
KRG Phoenix, LLC	Delaware
KRG Phoenix Arcadia Village, LLC	Delaware
KRG Pine Ridge, LLC	Delaware
KRG Pipeline Pointe, LLC	Indiana
KRG Pittsburgh William Penn, LLC	Delaware
KRG Plaza Green, LLC	Indiana
KRG Polo Club, LLC	Indiana
K Port St. Lucie Landing, LLC	Delaware
KRG Port St. Lucie Landing II, LLC	Delaware
KRG Port St. Lucie Square, LLC	Delaware
KRG Portofino, LLC	Indiana
KRG Prestonwood Place, LLC	Indiana
KRG Rampart, LLC	Delaware
KRG Redmond Avondale, LLC	Delaware
KRG Reisterstown Plaza Associates, LLC	Maryland
KRG Renton North Benson, LLC	Delaware
KRG Richardson Eastside, LLC	Delaware
KRG Riverchase, LLC	Delaware
KRG Rivers Edge, LLC	Indiana
KRG Rivers Edge II, LLC	Indiana
KRG Round Rock Forest Commons, LLC	Delaware
KRG RRP Hecht, LLC	Maryland

Name of Subsidiary	Jurisdiction of Incorporation or Formation
KRG San Antonio, LLC	Indiana
KRG San Antonio Huebner Oaks, LLC	Delaware
KRG San Antonio La Plaza Del Norte, LLC	Delaware
KRG Severn, LLC	Delaware
KRG Shops at Moore, LLC	Delaware
KRG Shops at Moore II, LLC	Delaware
KRG Shops at Moore Member, LLC	Delaware
KRG Southlake, LLC	Delaware
KRG Southlake Corners Kimball, LLC	Delaware
KRG Southlake Land, LLC	Delaware
KRG Spokane Northpointe, LLC	Delaware
KRG Sugar Land Colony, LLC	Delaware
KRG Sunland, LLC	Indiana
KRG Sunland II, LLC	Indiana
KRG Sunland Management, LLC	Delaware
KRG Tacoma South I, LLC	Delaware
KRG Tampa Walters, LLC	Delaware
KRG Temecula Commons, LLC	Delaware
KRG Temple Terrace, LLC	Delaware
KRG Temple Terrace Member, LLC	Delaware
KRG Territory, LLC	Delaware
KRG Territory Member, LLC	Delaware
KRG Texas, LLC	Indiana
KRG Toringdon Market, LLC	Indiana
KRG Town and Country Manchester, LLC	Delaware
KRG Town Square Ventures, LLC	Delaware
KRG Town Square Ventures II, LLC	Texas
KRG Town Square Ventures IV, LLC	Texas
KRG Town Square Ventures V, LLC	Texas
KRG Towson Circle, LLC	Maryland
KRG Towson Square, LLC	Delaware
KRG Towson Square Parking, LLC	Delaware
KRG Traders Management, LLC	Delaware
KRG Tucson Corner, LLC	Delaware
KRG Vero, LLC	Delaware
KRG Vienna Tysons, LLC	Delaware
KRG Village Commons, LLC	Indiana
KRG Village Park Plaza, LLC	Indiana
KRG Waco Central, LLC	Delaware
KRG Washington Management, LLC	Delaware
KRG Watauga, LLC	Delaware
KRG Waterford Lakes, LLC	Indiana
KRG Waxahachie Crossing GP, LLC	Delaware
KRG Waxahachie Crossing Limited Partnership	Illinois
KRG Waxahachie Crossing LP, LLC	Delaware
KRG Westbury Merchants Plaza, LLC	Delaware
KRG White Plains City Center, LLC	Delaware
KRG White Plains City Center Member, LLC	Delaware
KRG White Plains City Center Member II, LLC	Delaware
KRG White Plains Garage, LLC	Delaware
KRG Wilmette Plaza Del Lago, LLC	Delaware
KRG Woodinville Plaza, LLC	Delaware
KRG Woodruff Greenville, LLC	Indiana
KRG Worcester Lincoln Plaza, LLC	Delaware
KRG Yorktown AMC SPE, LLC	Delaware

Name of Subsidiary	Jurisdiction of Incorporation or Formation
KRG/Atlantic Delray Beach, LLC	Florida
KRG/CP Pan Am Plaza, LLC	Indiana
KRG/PRP Oldsmar, LLC	Florida
KRG-USCRF Plaza Volente, LLC	Indiana
KRG-USCRF Retail Portfolio, LLC	Delaware
KRG-USCRF Retail Portfolio Member, LLC	Indiana
LC White Plains, LLC	New York
LW Grand LLC	Delaware
LW Instrata LLC	Delaware
LW Office LLC	Delaware
LW Owner 1 LLC	Delaware
LW Owner 2 LLC	Delaware
LW Retail LLC	Delaware
LW TopCo LLC	Delaware
Meridian Aviation, Inc.	Indiana
Meridian Insurance Advisory, LLC	Illinois
Meridian Insurance Company, Inc.	Tennessee
Meridian South Insurance, LLC	Tennessee
MS Insurance Protected Cell Series 2014-15	Tennessee
Noblesville Partners, LLC	Indiana
One Loudoun Downtown Lender, L.L.C.	Delaware
One Loudoun R2 JV, L.L.C.	Delaware
Property Tax Advantage Advisors, LLC	Indiana
RPAI HOLDCO Management LLC	Delaware
RPAI Houston Little York GP, L.L.C.	Delaware
RPAI Houston Little York Limited Partnership	Illinois
RPAI Northwest Management, LLC	Delaware
RPAI San Antonio HQ GP, L.L.C.	Delaware
RPAI San Antonio HQ Limited Partnership	Illinois
RPAI Seekonk Power Center, L.L.C.	Delaware
RPAI Southwest Management Holding LLC	Delaware
RPAI Tallahassee Governor’s One, L.L.C.	Delaware
RPAI Western Management LLC	Delaware
SB Hotel, LLC	Indiana
SB Hotel 2, LLC	Indiana
Splendido Real Estate, LLC	Delaware
The Shops at Legacy (KRG), LLC	Delaware
Town Square Ventures III, L.P.	Texas
Westfield One, LLC	Indiana